ASSET-BASED REVOLVING CREDIT FACILITY	12 Months Ended
Dec. 31, 2012
ASSET-BACKED REVOLVING CREDIT FACILITY [Abstract]
ASSET-BACKED REVOLVING CREDIT FACILITY
NOTE 10 -     ASSET-BASED REVOLVING CREDIT FACILITY

In September 2008, Jazz entered into a loan and security agreement with Wachovia (currently Wells Fargo) for a three-year secured asset-based revolving credit facility in the total amount of up to $55,000 (the "Loan Agreement").

In June 2010, Jazz entered into an amendment to the Loan Agreement, pursuant to which, the maturity date of the revolving credit facility was extended to September 2014, with available credit under the facility of up to $45,000.

The borrowing availability varies from time to time based on the levels of Jazz's eligible accounts receivable, eligible equipment and other terms and conditions described in the Loan Agreement. Loans under the facility bear interest at a rate equal to, at Jazz's option, either the lender's prime rate plus a margin ranging from 0.50% to 1.0% or the LIBOR rate (as defined in the Loan Agreement) plus a margin ranging from 2.25% to 2.75% per annum.

The facility is secured by the assets of Jazz. The Loan Agreement contains customary covenants and other terms, including covenants based on Jazz's EBITDA (as defined in the Loan Agreement), as well as customary events of default. If any event of default occurs, Wells Fargo may declare due immediately all borrowings under the facility and foreclose on the collateral. Furthermore, an event of default under the Loan Agreement would result in an increase in the interest rate on any amounts outstanding.

Borrowing availability under the Loan Agreement as of December 31, 2012 was approximately $27,000, of which an amount of approximately $19,100 million was drawdown and $1,300 of the facility was supporting outstanding letters of credits on that date.